Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ciaran McMullan, the Chairman and Chief Executive Officer of Bancorp 34, Inc. (the “Company”), hereby certify in my capacity as an executive officer of the Company that, to my knowledge:

1.	The quarterly report of the Company on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on this date (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024

/s/ Ciaran McMullan

Ciaran McMullan
Chairman and Chief Executive Officer

(Principal Executive Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Vaughn, the Senior Vice President and Chief Financial Officer of Bancorp 34, Inc. (the “Company”), hereby certify in my capacity as an executive officer of the Company that, to my knowledge:

1.	The quarterly report of the Company on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on this date (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024

/s/ Kevin Vaughn

Kevin Vaughn

Senior Vice President and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)